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                                                                    EXHIBIT 10.1

                               THIRD AMENDMENT TO
                           EIGHTH AMENDED AND RESTATED
                           REVOLVING CREDIT AGREEMENT


         THIS THIRD AMENDMENT TO EIGHTH AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "THIRD AMENDMENT"), dated effective as of the 19th day of November, 2001, is entered into by and among GULF ISLAND FABRICATION, INC., a Louisiana corporation ("BORROWER"), GULF ISLAND, L.L.C., a Louisiana limited liability company ("GULF ISLAND SUBSIDIARY"), DOLPHIN SERVICES, INC., a Louisiana corporation ("DOLPHIN"), SOUTHPORT, INC., a Louisiana corporation ("SOUTHPORT"), GULF ISLAND MINDOC COMPANY, L.L.C. (formerly Vanguard Ocean Services, L.L.C.), a Louisiana limited liability company ("MINDOC"), GIF FINANCE, INC., a Delaware corporation ("GIF Finance" and together with Gulf Island Subsidiary, Dolphin, Southport, and MinDOC, each an "EXISTING SUBSIDIARY" and, collectively, the "EXISTING SUBSIDIARIES"), WHITNEY NATIONAL BANK, a national banking association ("Whitney"), BANK ONE, NA, a national banking association, in its individual capacity ("BANK ONE") (each of Whitney and Bank One individually, a "BANK" and collectively, "BANKS"), and BANK ONE, NA, a national banking association, in its capacity as agent for Banks as set forth hereinafter ("AGENT").

                                    RECITALS:

         A. Borrower, the Existing Subsidiaries other than GIF Finance, Whitney, and Bank One, in its capacity as a Bank and as Agent, entered into that certain Eighth Amended and Restated Revolving Credit Agreement, dated effective as of January 1, 2000 (the "RESTATED CREDIT AGREEMENT");

         B. Borrower, the Existing Subsidiaries other than GIF Finance, Banks, and Agent entered into that certain First Amendment to the Restated Credit Agreement, dated effective as of September 21, 2000 and Borrower, the Existing Subsidiaries, Bank, and Agent entered into that certain Second Amendment to the Restated Credit Agreement, dated effective as of October 24, 2001 (collectively, with the Restated Credit Agreement, the "AMENDED CREDIT AGREEMENT");

         C. In connection with but immediately following execution of the Second Amendment to the Restated Credit Agreement, Borrower, the Existing Subsidiaries, Banks, and Agent decided to amend the Amended Credit Agreement (i) to permit Borrower to obtain letters of credit under the Revolving Credit Facility with maturity dates to extend beyond the Termination Date and (ii) to acknowledge that certain letter of credit issued by Bank One on November 19, 2001 and bearing letter of credit No. STI18736 is secured by the Collateral Documents.

         NOW, THEREFORE, for and in consideration of the mutual covenants, agreements and undertakings herein contained Borrower, the Existing Subsidiaries, Banks, and Agent hereby agree as follows:


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                                    ARTICLE I

                                   AMENDMENTS


         1. Section 1.1. The third sentence of Section 1.1 of the Amended Credit Agreement is hereby amended in its entirety to state:

                  Any draws made under the Letters of Credit by the beneficiaries thereof prior to the Termination Date shall constitute Advances as defined in this Agreement, but any such draws on or after the Termination Date shall not be deemed to constitute Advances.

         2. Section 1.2. Section 1.2 of the Amended Credit Agreement is hereby amended by adding the following sentences to the end thereof:

                   Agent will not issue any Letter of Credit under this Agreement after the Termination Date but may issue Letters of Credit under this Agreement prior to the Termination Date whose respective expiration dates fall up to 18 months after the Termination Date ("Late Expiring Letters of Credit"). Each Late Expiring Letter of Credit is entitled to all of the benefits hereof, including, without limitation, the benefit of the Collateral Documents, and the party for whose account a Late Expiring Letter of Credit is issued must reimburse Banks for any draws thereunder or expenses incurred as a result thereof, notwithstanding the fact that such draws occur or expenses are incurred after the Termination Date. Agent shall obtain the consent of both Banks prior to issuing any Late Expiring Letters of Credit under this Agreement. Agent, Banks, Borrower, and the Existing Subsidiaries hereby agree that Agent's Letter of Credit STI8736 issued on Borrower's behalf on November 19, 2001 in favor of Kerr-McGee Oil & Gas Corporation constitutes a Late Expiring Letter of Credit issued under this Agreement and entitled to all of the benefits hereof, including, without limitation, the benefit of the Collateral Documents. All Late Expiring Letters of Credit are subject to the cash collateralization provisions of Section 4.4.

         3. Section 4.4. Section 4.4 of the Amended Credit Agreement is hereby amended by adding the following sentences to the end thereof:

                   This Agreement, the Collateral Documents, and all other Loan Documents shall, however, remain in full force and effect until all Letters of Credit expire or are fully drawn upon and Agent and Banks are fully reimbursed for all draws on and expenses incurred as the result of such Letters of Credit; provided, however, that,



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                  following either the Termination Date or Borrower's earlier termination of the Revolving Credit Facility under this Section, Borrower shall cash collateralize all reimbursement and other obligations under the Letters of Credit pursuant to documentation acceptable to Agent and Banks in their sole discretion, and, upon such cash collateralization, Agent and Banks shall, by written agreement, terminate and release this Agreement, the Collateral Documents, and the other Loan Documents with the exception of any provisions that by their terms or nature survive such termination.

         4. Section 11.1. Section 11.1 of the Amended Credit Agreement is hereby amended to add the following definition:

                  "Late Expiring Letter of Credit" has the meaning provided in
                  Section 1.2.

                                   ARTICLE II

                     SPECIAL REPRESENTATIONS AND WARRANTIES
                      WITH RESPECT TO THIS THIRD AMENDMENT

         In order to induce Banks and Agent to enter into this Third Amendment, Borrower and the Existing Subsidiaries represent and warrant to Banks that:

         1. Borrower Authorization. Borrower is duly authorized to execute, deliver and perform its obligations under this Third Amendment and is and will continue to be duly authorized to borrow monies and apply for Letters of Credit under and to perform its obligations under the Amended Credit Agreement, as amended by this Third Amendment and as it may be further amended from time to time.

         2. Enforceability Against Borrower. This Third Amendment shall, upon execution and delivery, constitute the legal, valid and binding obligation of Borrower, enforceable in accordance with its terms.

         3. Existing Subsidiary Authorization. Each Existing Subsidiary is duly authorized to execute, deliver and perform its obligations under this Third Amendment and is and will continue to be duly authorized to apply for Letters of Credit and to agree to the related reimbursement obligations under the Amended Credit Agreement, as amended by this Third Amendment and as it may be further amended from time to time.

         4. Enforceability Against Existing Subsidiaries. This Third Amendment shall, upon execution and delivery, constitute the legal, valid and binding obligation of each Existing Subsidiary enforceable in accordance with its terms.



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                                   ARTICLE III

                  CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS
                                 THIRD AMENDMENT

         This Third Amendment shall become effective as of the date first above written when and only when (i) Agent shall have received at the offices of Agent, a counterpart of this Third Amendment executed and delivered by Borrower, the Existing Subsidiaries and Banks and (ii) Agent shall have additionally received all of the following documents, each document (unless otherwise indicated) being dated the date hereof, duly authorized, executed and delivered, and in form and substance satisfactory to Agent and each Bank:

         1. Borrower's Resolutions. Copies, duly certified by the Secretary or Assistant Secretary of Borrower, of the resolutions of Borrower's Board of Directors authorizing the borrowings under the Amended Credit Agreement, as amended hereby, and the execution and delivery of this Third Amendment;

         2. Existing Subsidiaries' Resolutions. Copies, duly certified by the Secretary or Assistant Secretary of each Existing Subsidiary, authorizing the borrowings under the Amended Credit Agreement, as amended hereby, and the execution and delivery of this Third Amendment and, in the case of GIF Finance, the Subordination Agreement and its Guaranty; and

         3. No Default Certificate. Borrower's duly executed default and warranty certificate.

                                   ARTICLE IV

                                  MISCELLANEOUS

         1. Definitions. All terms used herein with initial capital letters and not otherwise defined herein shall have the meanings ascribed to such terms in the Amended Credit Agreement.

         2. Ratification of Notes and Liens. Borrower does hereby ratify, reaffirm and acknowledge its obligations under the Notes, and Gulf Island Subsidiary and Dolphin Services do hereby further ratify, reaffirm and acknowledge their respective mortgages, pledges and/or assignments of, and/or grants of a security interest in, all Collateral heretofore provided by Gulf Island Subsidiary and Dolphin Services as security for the Notes and the other Obligations under the Amended Credit Agreement. Gulf Island Subsidiary and Dolphin Services do hereby further ratify, confirm and acknowledge to Agent and Banks that: (a) the mortgages, pledges and/or assignments of, and/or grants of a security interest in, all such Collateral is and shall remain in full force and effect; (b) the Collateral Documents to which either of Gulf Island Subsidiary or Dolphin Services is a party are and shall continue to be valid, binding and enforceable obligations of Gulf Island Subsidiary and Dolphin Services respectively; and (c) the Collateral



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Documents and the Collateral shall continue to secure, with the original ranks and priority, the Notes and the other Obligations of Borrower.

         3. Ratification of Existing Subsidiaries Continuing Guaranty. The Existing Subsidiaries do hereby ratify, reaffirm and acknowledge their respective obligations under the January 1, 2000 Continuing Subsidiary Guaranty by each of the Existing Subsidiaries other than GIF Finance and the October 24, 2001 Continuing Subsidiary Guaranty by GIF Finance (collectively, the "GUARANTIES"). The Existing Subsidiaries do hereby further ratify, reaffirm and acknowledge to Agents and Banks that: (a) the Guaranties are and shall remain in full force and effect; (b) the Guaranties to which each of the Existing Subsidiaries are a party is and shall continue to be valid, binding and an enforceable obligation of the Existing Subsidiaries.

         4. No Other Changes. The Amended Credit Agreement as hereby amended is hereby ratified and confirmed in all respects. Any reference to the Amended Credit Agreement in any Loan Document shall be deemed to refer to the Amended Credit Agreement as amended hereby. The execution, delivery and effectiveness of this Third Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Banks under the Amended Credit Agreement or any other Loan Document. Except as amended by this Third Amendment, the Amended Credit Agreement shall remain in full force and effect. Nothing contained herein or in any other documents contemplated hereby shall be considered a novation or discharge of the debt of Borrower to Banks under the Amended Credit Agreement.

         5. Counterparts. This Third Amendment may be executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto in separate counterparts, each of which, when so executed, shall be deemed an original, but all of which counterparts shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed by their respective officers thereunto duly authorized, effective as of the date first written above.

                                    BORROWER:

                                    GULF ISLAND FABRICATION, INC.


                                    By: /s/ Kerry J. Chauvin
                                       -----------------------------------------
                                            Kerry J. Chauvin, President & CEO




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                                    BANKS:

                                    BANK ONE, NA


                                    By: /s/ J. Charles Freel, Jr.
                                       -----------------------------------------
                                            J. Charles Freel, Jr.,
                                            Director, Capital Markets


                                    WHITNEY NATIONAL BANK


                                    By: /s/ Harry C. Stahel
                                       -----------------------------------------
                                            Harry C. Stahel,
                                            Senior Vice President

                                    AGENT:

                                    BANK ONE, NA


                                    By: /s/ J. Charles Freel, Jr.
                                       -----------------------------------------
                                            J. Charles Freel, Jr.,
                                            Director, Capital Markets


                                    EXISTING SUBSIDIARIES:

                                    GULF ISLAND, L.L.C.


                                    By: /s/ Kirk Meche
                                       -----------------------------------------
                                            Kirk Meche, President & CEO


                                    DOLPHIN SERVICES, INC.


                                    By: /s/ William Fromenthal
                                       -----------------------------------------
                                            William Fromenthal, President & CEO




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                                    SOUTHPORT, INC.


                                    By: /s/ Stephen Becnel
                                       -----------------------------------------
                                            Stephen Becnel, President & CEO


                                    GULF ISLAND MINDOC COMPANY, L.L.C.


                                    By: /s/ Kerry J. Chauvin
                                       -----------------------------------------
                                            Kerry J. Chauvin, Manager


                                    GIF FINANCE, INC.


                                    By: /s/ Joseph P. Gallagher, III
                                       -----------------------------------------
                                            Joseph P. Gallagher, III, President


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